UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 08, 2012 (Date of earliest event reported)
AdCare Health Systems, Inc. (Exact name of registrant as specified in its charter)

OH (State or other jurisdiction of incorporation)	00133135 (Commission File Number)	31-1332119 (IRS Employer Identification Number)

5057 Troy Road (Address of principal executive offices)		45502 (Zip Code)
(937)964-8974 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 8, 2012, AdCare Health Systems, Inc. (the "Company") announced its results of operations for the quarter and full year ended December 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1, is "furnished" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, and shall not be incorporated by reference in any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in any such filings.

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company presents certain non-GAAP financial measures. Specifically, the Company presents "adjusted EBITDAR from continuing operations" and "adjusted EBITDA from continuing operations." The Company defines: (i) adjusted EBITDAR from continuing operations as net income (loss) before interest expense, income tax expense, depreciation and amortization (including amortization of non-cash stock-based compensation), acquisition costs (net of gains), loss on extinguishment of debt, derivative loss, other income from recovery of receivable, retirement and salary continuation costs, and rent cost; and (ii) adjusted EBITDA from continuing operations as net income (loss) before interest expense, income tax expense, depreciation and amortization (including amortization of non-cash stock-based compensation), acquisition costs (net of gains), loss on extinguishment of debt, derivative loss, other income from recovery of receivable, and retirement and salary continuation costs.

Adjusted EBITDAR from continuing operations and adjusted EBITDA from continuing operations should not be considered in isolation or as a substitute for net income, income from operations or cash flows provided by or used in operations, as determined in accordance with GAAP. Adjusted EBITDAR from continuing operations and adjusted EBITDA from continuing operations are used by the Company's management to focus on operating performance and management without mixing in items of income and expense that relate to the financing and capitalization of the business, fixed rent or lease payments of facilities, derivative loss and certain gains on acquisitions. The Company believes these non-GAAP financial measures are useful to investors in evaluating the Company's performance, results of operations and financial position for the following reasons:

* They are helpful in identifying trends in the Company's day-to-day performance because the items excluded have little or no significance to the Company's day-to-day operations;

* They provide an assessment of controllable expenses and afford management the ability to make decisions, which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance; and

* They are an indication to determine if adjustments to current spending decisions are needed.

The Company believes that the use of these non-GAAP financial measures provide a meaningful and consistent comparison of the Company's underlying business between periods by eliminating certain items required by GAAP, which have little or no significance in the Company's day-to-day operations.

Quantitative reconciliations of each of adjusted EBITDAR from continuing operations and adjusted EBITDA from continuing operations to the most directly comparable GAAP financial measure are included in the press release attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of AdCare Health Systems, Inc. dated March 08, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 08, 2012	ADCARE HEALTH SYSTEMS, INC. By: /s/ Martin D. Brew Martin D. Brew Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of AdCare Health Systems, Inc. dated March 08, 2012